SCHEDULE II
                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-CULBRO CORP


          GABELLI FUNDS, INC.
               THE GABELLI SMALL CAP GROWTH FUND
                                 8/16/96            2,200            53.0281
                                 8/16/96            6,000            49.0699

               THE GABELLI ASSET FUND
                                 8/16/96            1,100            53.0281
                                 8/16/96            2,900            49.0699

               THE GABELLI CAPITAL ASSET FUND
                                 8/15/96            1,000            46.5000

               THE GABELLI ABC FUND
                                 8/16/96            1,800            49.0699
                                 8/16/96              700            53.0281

          GAMCO INVESTORS, INC.
                                 8/19/96            1,500            54.3625
                                 8/16/96           10,000            49.0000
                                 8/16/96            4,500            50.6889
                                 8/15/96            2,700            47.0278
                                 8/15/96              400            48.6250
                                 8/15/96            2,500            48.4500
                                 8/15/96            3,000            47.9170
                                 8/14/96              200-           43.3750
                                 8/13/96              500-           43.5000
                                 8/13/96            1,700            43.5000
                                 8/12/96              500            43.5000
                                 8/12/96              500-           43.6250
                                 8/12/96            1,000            43.6250



(1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED
    ON THE NY STOCK EXCHANGE.
(2) PRICE EXCLUDES COMMISSION.





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